                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported)            September 28, 1999


                           Commission File #0-18018



                             AEROVOX INCORPORATED
            (Exact name of registrant as specified in its charter)


            Delaware                                        76-0254329
-------------------------------                           --------------
(State or other jurisdiction of                          (I.R.S.Employer
incorporation or organization)                          Identification No.)



                740 Belleville Avenue, New Bedford, MA     02745
                --------------------------------------   ----------
               (Address of principal executive offices)  (Zip Code)



                                (508) 994-9661
                                --------------
                         Registrant's telephone number

ITEM  5.  OTHER EVENTS

On September 28, 1999, Aerovox Inc.("the Company") announced (copy of press release attached) that it has filed a patent infringement suit in Los Angeles, CA against Korean manufacturers Samwha Capacitor Company Ltd., Kuk Kwang Electric Company Ltd. and Dae Yeoung Company Ltd. Also named in the suit are the Korean companies' American associates, Samwha U.S.A. and Pacific Rim Components Corporation.

The suit alleges the named parties have, and continue to, infringe its patent for the impregnation and encapsulation of motor-run capacitors. The Company is seeking a permanent injunction against all of the defendants and unspecified damages.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorize;

                                        AEROVOX INCORPORATED



DATE    October 4, 1999                 BY /S/ ROBERT D. ELLIOTT
                                           --------------------------------
                                           Robert D. Elliott, President and
                                           Chief Executive Officer

FOR IMMEDIATE RELEASE              Contacts: Stanley B. Kay
                                             General Counsel
                                             (617) 928-3677

                                             Lauren Belliveau
                                             Communications Specialist
                                             (508) 910-3673


                Aerovox Files Suit Against Korean Manufacturers

NEW BEDFORD, MA (September 28, 1999) Aerovox Incorporated (Nasdaq.NM:ARVX) announced today it has filed a patent infringement suit in Los Angeles, CA against several Korean manufacturers and their U.S. affiliates and representatives.

The suit names Korean manufacturers Samwha Capacitor Company Ltd., Kuk Kwang Electric Company Ltd. and Dae Yeong Company Ltd., and their American associates, Samwha U.S.A. and Pacific Rim Components Corporation.

Aerovox's suit alleges the named parties have, and continue to, infringe its patent for the impregnation and encapsulation of motor-run capacitors. Aerovox is seeking a permanent injunction against all of the defendants and unspecified damages.

"Lawsuits are an expensive and inefficient way to resolve problems," said Aerovox President and Chief Executive Officer, Robert D. Elliott. "However, we must vigorously protect our valuable proprietary rights. We will do so whenever we find knowing infringers of our intellectual property."

Aerovox Incorporated is a leading manufacturer of film, paper and aluminum electrolytic capacitors. The Company sells its products worldwide, principally to original equipment manufacturers as components in electrical and electronic equipment. Aerovox has operations in New Bedford, MA; Huntsville, AL; Juarez and Mexico City, Mexico; and Weymouth, England.

                                       3